CONSULTING AGREEMENT


     Agreement, dated as of February 1, 1999, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Corporation"), and PINNACLE ADVISORS LIMITED, a New York corporation (the "Consultant").

     WHEREAS, the Corporation wishes to retain the Consultant and the Consultant has agreed to undertake and perform the obligations herein set forth, subject to the terms hereof.

     NOW, THEREFORE, in consideration of the promises, covenants and agreements set forth herein, the parties agree as follows:

     1. Engagement of Consultant; Duties. The Corporation hereby engages the Consultant, and the Consultant agrees to be engaged, as a consultant on the terms and conditions set forth below. The Consultant agrees that it will, as an independent contractor, serve, on a non-exclusive basis, as a consultant to the Corporation and its affiliates, performing such services, including but not limited to, advising on domestic and international operations and opportunities, asset deployment, acquisition and divestiture programs, department and store openings and closings, marketing strategy, meeting with lenders, capital and operating budgets and other business matters, subject to the direction and control of the Corporation's Chairman of the Board and Chief Executive Officer and the Corporation's Board of Directors. The Consultant's role is that of a consultant and advisor to, and not that of a manager or employee of the Corporation. It is agreed that a representative of the Consultant will hold such directorships in the Corporation and its affiliates to which he may from time to time be elected and he shall be provided with an adequate office, a secretary and other working facilities at the Corporation's principal executive offices; unless otherwise agreed by the parties hereto, the obligation to provide such office space shall be satisfied by the Consultant being provided with the office heretofore utilized by David B. Cornstein. The Consultant represents and warrants that it is not subject to any agreement, covenant or legal restraint which precludes or otherwise restricts its ability to enter into this Agreement and perform the services contemplated hereby.

     2. Time. The Consultant will devote such time to the affairs of the Corporation (and its affiliates) as is necessary to perform the services contemplated hereby in a professional and effective manner, subject to illness
and  reasonable   requirements
of other businesses and activities of the Consultant's personnel. The Consultant may perform services hereunder in such manner (whether by conference, telephone, letter or otherwise) and at such time and place as Consultant may reasonably determine. It is presently contemplated that, if available, Mr. Cornstein will attempt to act for the Consultant in the performance of the services required of the Consultant hereunder. Nothing herein shall prevent any representative of the Consultant from taking vacation or travel.

     3. Term.

     The Consultant's engagement shall commence effective as of the date hereof and shall continue until January 31, 2001 (the "Termination Date").

     4. Compensation.

     As compensation for the Consultant's services hereunder, the Consultant shall receive a fee at the rate of $225,000 per year ("Compensation"), payable in equal quarterly installments, with the first installment payable on February 1, 1999.

     5. Expense Reimbursement.

     The Corporation will reimburse the Consultant for any and all expenses incident to the Consultant's rendering of services hereunder which the Corporation deems necessary or desirable, upon presentation of expense vouchers or other documentation in such detail as the Corporation may from time to time reasonably require. It is acknowledged and agreed that the type of expenses to be reimbursed hereunder shall be similar to those incurred by Mr. Cornstein in his position as an officer of each of the Corporation and its affiliates.

     6. Non-Competition.

     (a) The Consultant recognizes that the services to be performed by it hereunder are special, unique and extraordinary and that, by reason of its engagement hereunder, the Consultant will acquire confidential information and trade secrets concerning the operation of the Corporation and Enterprises. For all purposes hereunder or in respect hereof, the Consultant, for and on behalf of itself and its representatives, including without limitation Mr. Cornstein, agrees that during any period or periods in or in respect of which the Consultant is receiving or has received any Compensation provided for herein (whether or not the Consultant is engaged by or rendering services to the Corporation during such period or periods), the Consultant will not, directly or indirectly, as an officer, director, stockholder, partner, associate, employee, consultant, owner, agent, creditor, co-venturer or otherwise, become or be interested in or be


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

associated with any other corporation, firm or business engaged, in any geographical area in which the Corporation or Enterprises is engaged at the Termination Date in a Competitive Business with that of the Corporation or Enterprises on the Termination Date. A "Competitive Business" shall mean any business (i) which operates any type of business in the jewelry field, (ii) which acts as a direct vendor of or advisor with respect to diamonds or other fine jewelry to any store which is a member of a retail group with which the Corporation or Enterprises does business at the time the Consultant's engagement hereunder expires, (iii) which is, or owns any entity which is, a department store group in which the Corporation or Enterprises operates licensed jewelry departments or (iv) which is in a business which is the same as or similar to any business which the Corporation or Enterprises is engaged in at the time the Consultant's engagement terminates. The Consultant's (or any representative's) ownership, directly or indirectly, of not more than three percent of the issued and outstanding stock of any corporation except Enterprises, the shares of which are regularly traded on a national securities exchange or in the over-the-counter market, shall not in any event be deemed to be a violation of the provisions of this Section 6. The ownership of securities by Consultant (or any representative thereof) of Enterprises shall not be deemed to be a violation of this Section 6. For purposes of this Section 6 and Section 7, the term "Corporation" and "Enterprises" shall also mean any affiliate (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, or any successor rule) of either entity.

     (b) The Consultant, for and on behalf of itself and its representatives, agrees, during the period set forth in subsection (a) above, that it shall not, on behalf of itself or any business it is interested in or associated with, employ or otherwise engage, or seek to employ or engage, any individual employed by the Corporation or Enterprises at any time during the preceding twelve months, or solicit any business in the jewelry field from any person the Corporation or Enterprises was doing business with at any time during the engagement hereunder, including without limitation any lessor from which the Corporation or Enterprises leases or leased a department or departments.

     (c) The Corporation and Enterprises shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Consultant from any violation or threatened violation of this Section 6, and the Consultant hereby consents to the issuance of such injunction; provided, however, that the foregoing shall not prevent the Consultant from contesting the issuance of any such injunction on the ground that no violation or threatened violation of this Section 6 has occurred. If any of the restrictions contained herein shall be deemed to be unenforceable


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

by reason of the extent, duration or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form this Section 6 shall be enforceable in the manner contemplated hereby.

     (d) The Consultant acknowledges that Enterprises is a third party beneficiary of the obligations of Consultant under this Sections 6 and 7 herein. Accordingly, Enterprises will have the right to enforce against Consultant and its representatives its obligations under such Sections despite not being a signatory to this Agreement.

     7. Confidentiality. The Consultant, for and on behalf of itself and its representatives, shall not divulge to anyone, either during or at any time after the termination of its engagement, any information constituting a trade secret or other confidential information acquired by it concerning the Corporation or Enterprises, except in the performance of its duties hereunder, without the prior written consent of the Corporation or Enterprises, as the case may be, or if required by law. The Consultant acknowledges that any such information is of a confidential and secret character and of great value to the Corporation or Enterprises, and upon the termination of its engagement the Consultant shall forthwith deliver up to the Corporation all notebooks and other data in its possession relating to either the Corporation or Enterprises, as the case may be. The Corporation shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Consultant from any violation or threatened violation of this Section 7, and the Consultant hereby consents to the issuance of such injunction; provided, however, that the foregoing shall not prevent the Consultant from contesting the issuance of any such injunction on the ground that no violation or threatened violation of this
Section 7 has occurred.

     8. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be construed as if such provision had been drawn so as not to be invalid or unenforceable.

     9. Entire Agreement, Etc. This Agreement sets forth the parties' final and entire agreement, and supersedes any and all prior understandings with respect to its subject matter. This Agreement shall bind and benefit the parties hereto and their respective heirs, successors and assigns, except as otherwise set forth herein. This Agreement is personal in nature and none of the Consultant's obligations under this Agreement may


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

be assigned or delegated by the Consultant. The Corporation may assign this Agreement to any affiliate thereof. This Agreement shall also be assignable by the Corporation or any of its affiliates to any other person in connection with the sale, transfer or other disposition of all or a substantial portion of its business and assets; and this Agreement shall inure to and be binding upon any successor to all or a substantial portion of the business, or to all or substantially all of the assets, of the Corporation, whether by merger, consolidation, purchase of stock or assets or otherwise. This Agreement cannot be changed, waived or terminated except by a writing signed by both the Consultant and the Corporation and shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state.

     10. Independent Contractor. The parties agree that the Corporation shall have no right to control or direct the details, manner or means by which the Consultant accomplishes the results of the services performed hereunder, it being acknowledged that the Consultant shall for all purposes be an independent contractor of the Corporation.

     11.  Counterparts.   This  instrument  may  be  executed  in  two  or  more
counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     12. Notices. Any notice or other communication required to or which may be given to any party hereunder shall be in writing and shall be delivered personally to such party (or the Secretary thereof in the case of the Corporation) or if mailed, by registered or certified mail, postage prepaid, return receipt requested, addressed to such other party at the address first set forth above and shall be deemed delivered in all cases upon receipt. Any party may change the address to which notices are to be sent by giving written notice of any such change in the manner provided herein.

     13. Captions. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     14. No Right of Set-Off. The obligation to pay to the Consultant all Compensation and any other amounts payable to the Consultant hereunder shall be an absolute obligation of the Corporation and shall not be subject to any right of set-off or similar right.

     15. Arbitration. Any controversy or claim arising out of or relating to this Agreement or any breach or asserted breach hereof or questioning the validity and binding effect hereof shall be determined by arbitration conducted in the City of New York in accordance with the Commercial Rules of the American


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

Arbitration Association then obtaining, and judgment upon any award rendered may be entered in any court having jurisdiction thereof. The decision of the arbitrators shall be final and binding upon the parties hereto. The Corporation shall pay all of the costs and expenses (including reasonable attorneys' fees) incurred by the Executive in connection with any matters submitted to arbitration pursuant to this Section 15 if the Consultant substantially prevails in such arbitration.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.

                           FINLAY FINE JEWELRY CORPORATION


                                   By: /s/ Arthur E. Reiner
                                   ---------------------------------------------
                                   Name:  Arthur E. Reiner
                                   Title: Chairman & Chief Executive Officer

                                   PINNACLE ADVISORS LIMITED


                                    By: /s/ David B. Cornstein
                                    --------------------------------------------
                                    Name:  David B. Cornstein
                                    Title: President and Chief Executive Officer

The undersigned agrees to and
accepts the foregoing Agreement:

FINLAY ENTERPRISES, INC.


By: /s/ Arthur E. Reiner
    --------------------------------------------
    Name:  Arthur E. Reiner
    Title: President and Chief Executive Officer
















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